UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2016 (March 21, 2016)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Golisano Holdings LLC

On March 21, 2016, Golisano Holdings LLC, a New York limited liability company (“Golisano LLC”), lent Twinlab Consolidated Holdings, Inc. (the “Company”) $7,000,000.00 pursuant to an Unsecured Promissory Note, dated March 21, 2016 (the “Golisano Note”). The Golisano Note matures on March 21, 2019. Interest on the outstanding principal accrues at a rate of 8.5% per year. The principal of the Golisano Note is payable in twenty-four (24) monthly installments of $291,666.67 commencing on April 21, 2017.

The Golisano Note provides that the Company issue into escrow in the name of Golisano LLC a warrant to purchase an aggregate of 3,181,816 shares of the company’s common stock, par value $.001 per share (the “Common Stock”), at an exercise price of $.01 per share (the “Golisano Warrant”).

The Golisano Warrant will not be released from escrow or be exercisable unless and until the Company fails to pay Golisano LLC the entire unamortized principal amount of the Golisano Note and any accrued and unpaid interest thereon as of March 21, 2019 or such earlier date as is required pursuant to an Acceleration Notice (as defined in the Golisano Note).

The Company has reserved 3,181,816 shares of Common Stock for issuance under the Golisano Warrant. The Golisano Warrant, if exercisable, expires onMarch 21, 2022.

The Golisano Warrant is also subject to customary adjustments upon any recapitalization, capital reorganization or reclassification, consolidation, merger or transfer of all or substantially all of the assets of the Company.

The Company and Golisano LLC previously entered into a Registration Rights Agreement, dated as of October 5, 2015 (the “Registration Rights Agreement”), granting Golisano LLC certain registration rights for certain shares of Common Stock. The shares of Common Stock issuable pursuant to the Golisano Warrant are also entitled to the benefits of the Registration Rights Agreement.

As previously reported by the Company in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2015, the Company issued an Unsecured Promissory Note to Golisano LLC, dated January 28, 2015 (the “First Golisano Note”). In connection with the issuance of the Golisano Note, the Company and Golisano LLC entered into an Amendment No. 1 to Unsecured Promissory Note dated March 21, 2016 (the “Golisano Amendment”) amending the terms of the First Golisano Note to make reference in the cross default and pari passu provisions to the Golisano Note and the GH Note (as defined below).

The forgoing descriptions of the (i) Golisano Note; (ii) Golisano Warrant; and (iii) Golisano Amendment are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report. The foregoing descriptions of the (x) Registration Rights Agreement; and (y) the First Golisano Note are qualified in their entirety by reference to the full text of such documents, which documents were filed by the Company in a Current Report on Form 8-K filed with the SEC on October 8, 2015 and February 3, 2016, respectively, and are hereby incorporated by reference herein.

GREAT HARBOR CAPITAL, LLC

On March 21, 2016, GREAT HARBOR CAPITAL, LLC, a Delaware limited liability company (“GH LLC”), lent the Company $7,000,000.00 pursuant to an Unsecured Promissory Note, dated March 21, 2016 (the “GH Note”). The GH Note matures on March 21, 2019. Interest on the outstanding principal accrues at a rate of 8.5% per year. The principal of the GH Note is payable in twenty-four (24) monthly installments of $291,666.67 commencing on April 21, 2017.

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The GH Note provides that the Company issue into escrow in the name of GH LLC a warrant to purchase an aggregate of 3,181,816 shares of Common Stock at an exercise price of $.01 per share (the “GH Warrant”).

The GH Warrant will not be released from escrow or be exercisable unless and until the Company fails to pay GH LLC the entire unamortized principal amount of the GH Note and any accrued and unpaid interest thereon as of March 21, 2019 or such earlier date as is required pursuant to an Acceleration Notice (as defined in the GH Note).

The Company has reserved 3,181,816 shares of Common Stock for issuance under the GH Warrant. The GH Warrant, if exercisable, expires on March 21, 2022.

The GH Warrant is also subject to customary adjustments upon any recapitalization, capital reorganization or reclassification, consolidation, merger or transfer of all or substantially all of the assets of the Company.

The GH Warrant grants GH LLC certain registration rights for the shares of Common Stock issuable upon exercise of the GH Warrant.

As previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2015, the Company issued an Unsecured Promissory Note to GH LLC, dated January 28, 2015 (the “First GH Note”). In connection with the issuance of the GH Note, the Company and GH LLC entered into an Amendment No. 1 to Unsecured Promissory Note dated March 21, 2016 (the “GH Amendment”) amending the terms of the First GH Note to make reference in the cross default and pari passu provisions to the GH Note and the Golisano Note.

The forgoing descriptions of the (i) GH Note; (ii) GH Warrant; and (iii) GH Amendment are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report. The foregoing description of the First GH Note is qualified in its entirety by reference to the full text of such document, which document was filed by the Company in a Current Report on Form 8-K filed with the SEC on February 3, 2016 and is hereby incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)	The information set forth in Item 1.01 regarding the (i) Golisano Note and (ii) GH Note is hereby incorporated by reference in answer to Item 2.03(a).

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the (i) Golisano Warrant and (ii) GH Warrant is hereby incorporated by reference in answer to Item 3.02.

The Company issued the above-referenced (i) Golisano Warrant and (ii) GH Warrant to Golisano LLC and GH LLC, respectively, in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance of the (i) Golisano Warrant and (ii) GH Warrant were exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act. The (i) Golisano Warrant and (ii) GH Warrant were issued directly by the Company and did not involve a public offering or general solicitation. Each of Golisano LLC and GH LLC were afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that each of Golisano LLC and GH LLC, immediately prior to the issuance of the above-referenced (i) Golisano Warrant and (ii) GH Warrant, respectively, had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. Each of Golisano LLC and GH LLC had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced (i) Golisano Warrant and (ii) GH Warrant.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.92	Registration Rights Agreement, dated as of October 5, 2015, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on October 8, 2015 and hereby incorporated by reference herein).

Exhibit 10.112	Unsecured Promissory Note, dated January 28, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.113	Warrant, dated January 28, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.114	Unsecured Promissory Note, dated January 28, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of GREAT HARBOR CAPITAL, LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.115	Warrant, dated January 28, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC (filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.119	Unsecured Promissory Note, dated March 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC.

Exhibit 10.120	Warrant, dated March 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.121	Unsecured Promissory Note, dated March 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of GREAT HARBOR CAPITAL, LLC.

Exhibit 10.122	Warrant, dated March 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

Exhibit 10.123	Amendment No. 1 to Unsecured Promissory Note, dated as of March 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.124	Amendment No. 1 to Unsecured Promissory Note, dated as of March 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2016	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Richard H. Neuwirth
Richard H. Neuwirth
Executive Vice President, Chief Legal Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.119	Unsecured Promissory Note, dated March 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC.

Exhibit 10.120	Warrant, dated March 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.121	Unsecured Promissory Note, dated March 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of GREAT HARBOR CAPITAL, LLC.

Exhibit 10.122	Warrant, dated March 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

Exhibit 10.123	Amendment No. 1 to Unsecured Promissory Note, dated as of March 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.124	Amendment No. 1 to Unsecured Promissory Note, dated as of March 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

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